239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 First Quarter 2025 Earnings Supplement NASDAQ: MRBK

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 2Meridian Corporation FORWARD-LOOKING STATEMENTS Meridian Corporation (the “Corporation”) may from time to time make written or oral “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements with respect to Meridian Corporation’s strategies, goals, beliefs, expectations, estimates, intentions, capital raising efforts, financial condition and results of operations, future performance and business. Statements preceded by, followed by, or that include the words “may,” “could,” “should,” “pro forma,” “looking forward,” “would,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” or similar expressions generally indicate a forward-looking statement. These forward-looking statements involve risks and uncertainties that are subject to change based on various important factors (some of which, in whole or in part, are beyond Meridian Corporation’s control). Numerous competitive, economic, regulatory, legal and technological factors, risks and uncertainties that could cause actual results to differ materially include, without limitation, credit losses and the credit risk of our commercial and consumer loan products; changes in the level of charge-offs and changes in estimates of the adequacy of the allowance for credit losses, or ACL; cyber-security concerns; rapid technological developments and changes; increased competitive pressures; changes in spreads on interest-earning assets and interest-bearing liabilities; changes in general economic conditions and conditions within the securities markets; escalating tariff and other trade policies and the resulting impacts on market volatility and global trade; unanticipated changes in our liquidity position; unanticipated changes in regulatory and governmental policies impacting interest rates and financial markets; legislation affecting the financial services industry as a whole, and Meridian Corporation, in particular; changes in accounting policies, practices or guidance; developments affecting the industry and the soundness of financial institutions and further disruption to the economy and U.S. banking system; among others, could cause Meridian Corporation’s financial performance to differ materially from the goals, plans, objectives, intentions and expectations expressed in such forward-looking statements. Meridian Corporation cautions that the foregoing factors are not exclusive, and neither such factors nor any such forward-looking statement takes into account the impact of any future events. All forward-looking statements and information set forth herein are based on management’s current beliefs and assumptions as of the date hereof and speak only as of the date they are made. For a more complete discussion of the assumptions, risks and uncertainties related to our business, you are encouraged to review the Corporation’s filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2024 and subsequently filed quarterly reports on Form 10-Q and current reports on Form 8-K that update or provide information in addition to the information included in the Form 10-K and Form 10-Q filings, if any. The Corporation does not undertake to update any forward-looking statement whether written or oral, that may be made from time to time by the Corporation or by or on behalf of Meridian Bank, except as may be required under applicable laws.

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 3Meridian Corporation MRBK INVESTMENT HIGHLIGHTS "Go to" bank in the Delaware Valley Valuable customer base trained to solely use electronic channel. Regional presence with a community touch. Focus on Commercial, CRE and SBA lending - 80% of loan book. Comfortably handle all but the largest companies. Skilled management team with extensive in-market experience. Demonstrated organic growth engine in diversified loan segments. Strong sales culture that capitalizes on market disruption.

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 4Meridian Corporation GEOGRAPHIC FOOTPRINT Regional Market Coming soon! Full Service Branch Bonita Springs, FL Reaches broad SW FL market

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 5Meridian Corporation Q1'2025 vs Q1'2024 Financial Recap 1) A Non-GAAP measure. See Non-GAAP reconciliation in the Appendix. 2) Includes loans held for investment. Summary Income Statement ($000s) Q1'2025 Q1'2024 Net Interest Income $ 19,776 $ 16,609 Provision for Credit Losses 5,212 2,866 Non-Interest Income 7,324 7,984 Non-Interest Expense 18,743 18,174 Income Before Income Taxes 3,145 3,553 Income Taxes 746 877 Net income $ 2,399 $ 2,676 Earnings Per Share Diluted Earnings Per Share $ 0.21 $ 0.24 Pre-Provision Net Revenue by Segment 1 Bank $ 8,860 $ 6,406 Wealth 726 478 Mortgage (1,229) (465) Pre-Provision Net Revenue $ 8,357 $ 6,419 Summary Balance Sheet Q1'2025 Q1'2024 Assets ($M) $ 2,529 $ 2,293 Loans ($M) 2 2,072 1,956 Deposits ($M) 2,129 1,901 Equity ($M) 173 160 Assets ($M) Loans ($M) Deposits ($M) Q1'2021 Q1'2022 Q1'2023 Q1'2024 Q1'2025 $1,000 $2,000 $3,000

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 6Meridian Corporation Q1'2025 HIGHLIGHTS 1) As of and for the quarter ended and year ended March 31, 2025, per April 25, 2025 press release. 2) Includes loans held for sale and loans held for investment. 3) A Non-GAAP measure. See Non-GAAP reconciliation in the Appendix. For the Calendar Quarter Ended Balance Sheet ($M) Q1'2025 Q4'2024 Q3'2024 Q2'2024 Q1'2024 Total Assets $ 2,529 $ 2,386 $ 2,388 $ 2,352 $ 2,293 Total Loans & Leases² 2,100 2,063 2,055 2,043 1,985 Deposits 2,129 2,005 1,979 1,915 1,901 Equity 173 172 167 162 160 Tangible Equity / Tangible Assets3 6.72% 7.05% 6.87% 6.76% 6.82 % Net Income & Share Data ($000s) Net Income $ 2,399 $ 5,600 $ 4,743 $ 3,326 $ 2,676 Diluted EPS 0.21 0.49 0.42 0.30 0.24 Price per Common Share 14.40 13.71 12.64 10.52 9.92 TBV per Share 15.03 14.93 14.58 14.17 13.96 Pre-Provision Net Revenue3 8,357 11,167 8,527 7,072 6,419 Common Dividends per Share 0.125 0.125 0.125 0.125 0.125 Dividend Yield (annualized) 3.5% 3.6% 4.0% 4.8% 5.0 % Payout Ratio 59.5% 25.0% 29.1% 41.7% 52.1 % Profitability (%) ROAA 0.40% 0.92% 0.80% 0.58% 0.47 % ROAE 5.57% 13.01% 11.41% 8.25% 6.73 % NIM 3.46% 3.29% 3.20% 3.06% 3.09%

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 7Meridian Corporation Q1'2025 INCOME STATEMENT TRENDS ($000s) Pre-Provision Net Revenue by Segment Q1'2024 Q2'2024 Q3'2024 Q4'2024 MSR Sale Impact (1) Lease Term Impact (2) Adjusted Q4'2024 Q1'2025 Bank $ 6,406 $ 5,851 $ 6,222 $ 8,205 $ — $ 339 $ 8,544 $ 8,860 Wealth 478 676 653 571 — — 571 726 Mortgage3 (465) 545 1,652 2,391 (3,888) 669 (828) (1,229) Total Pre-Provision Net Revenue $ 6,419 $ 7,072 $ 8,527 $ 11,167 $ (3,888) $ 1,008 $ 8,287 $ 8,357 (1) - Adjusted for gain on sale of MSR's of $4.0 million, offset with sale transaction expenses. (2) - Adjusted for expenses related to early termination of Blue Bell office location, including asset disposal costs and lease termination expense. (3) - Included in the Mortgage segment pre-provision net revenue for Q1'24, Q2'24, Q3'24, Q4'24, and Q1'25 is income or (loss) on FMV of mortgage portfolios of $(175) thousand, $(24) thousand, $965 thousand, $(552) thousand, and $170 thousand, respectively. Q1'2024 Q2'2024 Q3'2024 Q4'2024 Q1'2025 Net Interest Income Non-Interest Income Non-Interest Expense Pre-Provision Net Revenue Net Income $0 $5,000 $10,000 $15,000 $20,000

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 8Meridian Corporation NET INTEREST MARGIN 3.09% 3.06% 3.20% 3.29% 3.46% 6.90% 6.98% 7.06% 6.81% 6.83% 4.00% 4.10% 4.05% 3.71% 3.56% Net Interest Margin Yield on Earning Assets Cost of Funds Q1'2024 Q2'2024 Q3'2024 Q4'2024 Q1'2025 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00%

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 9Meridian Corporation DEPOSIT REPRICING DRIVING DOWN COST OF FUNDS • During Q1, deposit costs declined 21 bps, driving improvement in net interest margin • $404 M in term deposits to reprice next six months • Currently repricing at approx. 4.15%, down from 4.79% and 4.50% through months 1 to 3 and 4 to 6 of 2025, respectively

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 10Meridian Corporation NON-INTEREST INCOME (Dollars in thousands) Q1'2025 Q4'2024 $ Change Mortgage banking income 1 3,665 5,399 (1,734) SBA income 748 1,143 (395) Wealth management income 1,535 1,527 8 Net (loss)gain on sale of MSRs (52) 3,992 (4,044) Other income 1,428 1,218 210 Total $ 7,324 $ 13,279 $ (5,955) Note 1 - includes FV change on mortgages HFS and related hedging derivatives.Mortgage banking income, 49.7% Wealth management income, 20.8% SBA income, 10.1% Other income, 19.4% Mortgage banking income declined in Q1'2025 as loan sales decreased $68.1 million or 31.5% driving lower gain on sale income and overall margin. These declines partially offset by favorable derivative and loan related fair value changes. There was a $4.0 million gain on sale of MSR's in the prior period and minimal final expenses from the sale included in Q1'2025. SBA income decreased due to a lower level of SBA loan sales vs prior period. (% of total non-interest income during Q1'2025)

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 11Meridian Corporation NON-INTEREST EXPENSE (% of total non-interest expense during Q1'2025) (Dollars in thousands) Q1'2025 Q4'2024 $ Change Salaries and employee benefits 11,385 12,429 (1,044) Occupancy and equipment 1,338 2,270 (932) Professional fees 763 1,134 (371) Data processing and IT 1,479 1,553 (74) Other 3,778 4,025 (247) Total $ 18,743 $ 21,411 $ (2,668) Salaries & employee benefits, 60.7% Occupancy & equipment, 7.1% Professional, 4.1% Data processing / IT, 7.9% Other, 20.2% Mortgage salaries/benefits decreased $799 thousand as salaries, commissions, benefits decreased commensurate with the lower levels of originations. Occupancy and equipment decreased due to fees, credits and other disposal costs for the early termination of the Blue Bell lease that occurred in the prior quarter. Professional fees decreased over the prior period mainly due to the results of cost control efforts on certain internal audit fees, legal fees and consulting fees. Other expense decreased due to a decline in certain business development costs, other loan related fees, and OREO related expenses.

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 12Meridian Corporation LOAN PORTFOLIO COMPOSITION Portfolio Balance ($000s) March 31, 2025 YTD Growth % Commercial mortgage 845,215 2.6 % Commercial and industrial 371,980 1.3 % Construction 277,895 7.1 % SBA loans 161,104 3.4 % Leases, net 66,813 (12.1) % Residential mortgage 250,684 (0.7) % Home equity 94,179 3.8 % Consumer, other 376 7.7 % Total portfolio loans $ 2,068,246 2.1 % Commercial mortgage, 41% Consumer , 17% Construction, 13% Commercial and industrial, 18% SBA , 8% Leases, 3% Commercial - 83% Consumer - 17% (resi, home equity, other consumer)

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 13Meridian Corporation C&I LOAN PORTFOLIO OVERVIEW C&I Portfolio By Industry as of March 31, 2025 10 Largest C&I Relationships as a % of C&I Portfolio 12.1% 10 Largest C&I Relationships as a % of Total Loan Portfolio 5.1 % Average Loan Size O/S of C&I Portfolio, excluding leases ($000s) $478 Weighted Average Risk Rating of C&I Portfolio 4.1 (pass) Manufacturing, 14.2% Other, 16.4% Health & Social Services, 7.8% RE Investment, 10.4% Professional Services, 10.3% Construction Related, 11.9% Wholesale Trade, 7.3% Retail Trade, 6.1% Financial, Insurance & RE Services, 5.6% Admin & Support, 3.1% Leisure, 4.8% Waste Mgmt & Remediation, 1.4% RE & Rental Lease, 0.7% Total C&I Loans* $866 million *Includes owner occupied CRE of $272 million Portfolio Characteristics

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 14Meridian Corporation Resi & Coml Constr, 30.7% RE & Rental Lease, 2.5% Com RE Inv, 17.7% Construction Related, 1.7% RE Inv, 27.9% Leisure, 9.7% Other, 4.8% Fin, Ins, RE Services, 5.0% CRE LOAN PORTFOLIO OVERVIEW Total CRE Loans $850 Million* (as a % of CRE loans) *Owner occupied CRE of $272 million not included (see C&I chart) Included in CRE: • $58.9 M of office buildings; & • $121.5 M of multi-family loans Multi-family Loans by Region: Region Amount ($000s) % of Total Philadelphia 81,491 67 % Chester County, PA 11,787 10 % Montgomery County, PA 7,554 6 % New Castle, DE 6,998 6 % Delaware County PA 9,702 8 % Southern NJ 1,386 1 % Bucks County, PA 1,388 1 % Other 1,204 1 % Total $ 121,510

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 15Meridian Corporation CRE RATIOS - 100 & 300* 75% 75% 88% 96% 99% 73% 73% 127% 113% 112% 120% 150% 149% 156% 184% 177% 172% 169% 234% 256% 274% 287% CRE 100 Ratio CRE 300 Ratio Dec-15 Dec-16 Dec-17 Dec-18 Dec-19 Dec-20 Dec-21 Dec-22 Dec-23 Dec-24 Mar-25 50% 100% 150% 200% 250% 300% Increase of $120M in Construction of which $56M was Multi-family * The CRE 100 Ratio and CRE 300 Ratio consist of construction loans (100) and non-owner occupied CRE loans (300) compared to total risk-based capital at March 31, 2025.

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 16Meridian Corporation 6.79% 6.82% 7.89% 11.10% 11.50% 11.47% 1.01% 0.54% 1.12% 3.43% 3.96% 3.56% Yield on SBA Loans Cost of Funds FYE 20 FYE 21 FYE 22 FYE 23 FYE 24 Q1'25 —% 5.00% 10.00% 15.00% SBA Loan Portfolio Overview 1) SBA Loan Portfolio Profitability ($000s) Yield vs. Cost $4,639 $11,773 $13,280 $15,976 $15,245 $3,808 $2,478 $1,172 $2,469 $3,463 $2,555 Total Net Revenue Provision for Credit Losses FYE 20 FYE 21 FYE 22 FYE 23 FYE 24 Q1'25 $5,000 $10,000 $15,000 • $161.1 million loans outstanding at 3/31/25. • 42% guaranteed at 3/31/25. • Very profitable portfolio. • Spread on SBA portfolio - 7.9% for 1Q 2025. • 80% of non-performing loans originated during 2020-2021 prior to 500+ bps rise in rates.

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 17Meridian Corporation ASSET QUALITY $784 $8,506 $8,067 $2,979 SBA, $18,790 $8,308 $2,732 $1,676 Comm Mortgage Construction & Land Dev C & I - Billboard (1) C & I - Other SBA Residential (2) Leases Home Equity Non-performing Loans by Type ($000s) $9.9 million (53%) guaranteed by SBA (1) C&I Billboard is comprised of 1 loan relationship. (2) Residential non-performing includes 1 loan for $2.4 million which is well secured and earning interest on a cash basis.

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 18Meridian Corporation ASSET QUALITY TRENDS 0.08% 0.05% 0.05% 0.11% 0.12% 0.20% 0.11% 0.34% 0.14% 1.11% 1.32% 1.38% 1.58% 1.74% 1.68% 1.97% 1.90% 2.07% NCOs / Avg Loans NPAs / Assets Q1'2023 Q2'2023 Q3'2023 Q4'2023 Q1'2024 Q2'2024 Q3'2024 Q4'2024 Q1'2025 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% 1.75% 2.00% 2.25%

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 19Meridian Corporation MORTGAGE VOLUME & MARGIN TRENDS ($000s) 2.89% 2.71% 2.76% 2.95% 2.81% 2.82% 2.73% 2.63% Closed and Funded - Purchase Closed and Funded - Refi Sold Volume Margin Q2'2023 Q3'2023 Q4'2023 Q1'2024 Q2'2024 Q3'2024 Q4'2024 Q1'2025 0 50 100 150 200 250 300 2.00% 2.20% 2.40% 2.60% 2.80% 3.00% Q2'2023 Q3'2023 Q4'2023 Q1'2024 Q2'2024 Q3'2024 Q4'2024 Q1'2025 Refinance (%) 9% 10% 13% 16% 10% 12% 19% 18% Purchase (%) 91% 90% 87% 84% 90% 88% 81% 82%

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 20Meridian Corporation DEPOSIT COMPOSITION Business Accounts, 52% Consumer Accounts, 12% Municipal Deposits, 12% Brokered Deposits, 24% Business Accounts Consumer Accounts Municipal Deposits Brokered Deposits Total Deposits $2.1 billion • At March 31, 2025, 56% of business accounts and 86% of consumer accounts were fully insured by the FDIC. • The average business money market account balance was $541 thousand at March 31, 2025. • The municipal deposits are 100% insured or collateralized and brokered deposits are 100% FDIC insured. • The level of uninsured deposits for the entire deposit base was 25% at March 31, 2025. (as a % of total deposits)

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 21Meridian Corporation INVESTMENT PORTFOLIO COMPOSITION • Total investment securities 8.7% of total assets: – 85% Available for sale (AFS). – 15% Held-to-maturity (HTM). • Portfolio duration - 3.74 years and average life - 5.10 years. • Tax-equivalent yield - 3.97% • 12-month projected cash flow $28.9 million, or 13.11% of portfolio • Post Tax AFS URL $6.6 million or 2.95% of Tier 1 capital (1) Capital ratios reflect Meridian Bank ratios. US government agency 41.2% State & municipal - tax free 24.9% Other 12.9% US asset backed 13.1% State & municipal - taxable 6.9% Equity Securities 1.0% Total Securities $220.1 million

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 22Meridian Corporation APPENDIX - HISTORICAL FINANCIAL HIGHLIGHTS AND RECONCILIATIONS OF NON-GAAP MEASURES

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 23Meridian Corporation HISTORICAL FINANCIAL DATA 1) Includes loans held for sale and held for investment. 2) Includes loans held for investment (excluding loans at fair value). 3) A Non-GAAP measure. See Appendix for Non-GAAP to GAAP reconciliation. As of or the Quarter Ended As of or the Year Ended (dollars in thousands) Q1'2025 Q4'2024 Q1'2024 2024Y 2023Y 2022Y Balance Sheet Total Assets $ 2,528,586 $ 2,385,867 $ 2,292,923 $ 2,385,867 $ 2,246,193 $ 2,062,228 Loans (1) 2,099,722 2,062,850 1,985,439 2,062,850 1,920,622 1,765,925 Deposits 2,128,742 2,005,368 1,900,696 2,005,368 1,823,462 1,712,479 Gross Loans / Deposits 98.64% 102.87% 104.46% 102.87% 105.33% 103.12 % Capital Total Equity 173,266 $ 171,522 $ 159,936 $ 171,522 $ 158,022 $ 153,280 Tangible Common Equity / Tangible Assets - HC (3) 6.72% 7.05% 6.82% 7.05% 6.87% 7.25 % Tangible Common Equity / Tangible Assets - Bank (3) 8.61% 9.06 8.93 9.06 8.94 8.80 Tier 1 Leverage Ratio - Bank 9.30% 9.21 9.42 9.21 9.46 9.95 Total Capital Ratio - Bank 11.14% 11.20 10.95 11.20 11.17 11.87 Commercial Real Estate Loans / Total RBC 286.50% 277.2% 266.6% 277.2% 255.9% 232.8 % Earnings & Profitability Net Income $ 2,399 $ 5,600 $ 2,676 $ 16,346 $ 13,243 $ 21,829 ROA 0.40% 0.92% 0.47% 0.70% 0.61% 1.18 % ROE 5.57% 13.01 6.73 9.93 8.53 13.87 Net Interest Margin (NIM)(TEY) 3.46% 3.29 3.09 3.16 3.35 3.98 Non-Int Inc. / Avg. Assets 1.23% 2.17 1.42 1.76 1.48 2.26 Efficiency Ratio 69.16% 65.72% 73.90% 70.46% 76.43% 72.81 % Asset Quality Nonaccrual Loans / Loans (1) 2.49% 2.19% 1.93% 2.19% 1.76% 1.20 % NPAs / Assets 2.07% 1.90 1.74 1.90 1.58 1.11 Reserves / Loans (2) (3) 1.01% 0.91 1.19 0.91 1.17 1.09 NCOs / Average Loans 0.14% 0.34% 0.12% 0.78% 0.30% 0.15 % Yield and Cost Yield on Earning Assets (TEY) 6.83% 6.81% 6.90% 6.94% 6.62% 5.02 % Cost of Deposits 3.36% 3.57 3.84 3.82 3.24 0.97 Cost of Interest-Bearing Liabilities 4.00% 4.20% 4.51% 4.46% 3.97% 1.36%

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 24Meridian Corporation Allowance For Credit Losses (ACL) to Loans and Other Finance Receivables, Excluding Loans at Fair Value (dollars in thousands) March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 Allowance for credit losses (GAAP) $ 20,827 $ 18,438 $ 21,965 $ 21,703 $ 23,171 Loans and other finance receivables (GAAP) 2,071,675 2,030,437 2,008,396 1,988,535 1,956,315 Less: Loans at fair value (14,182) (14,501) (13,965) (12,900) (13,139) Loans and other finance receivables, excluding loans at fair value (non-GAAP) $ 2,057,493 $ 2,015,936 $ 1,994,431 $ 1,975,635 $ 1,943,176 ACL to loans and other finance receivables (GAAP) 1.01% 0.91% 1.09% 1.09% 1.18 % ACL to loans and other finance receivables, excluding loans at fair value (non-GAAP) 1.01% 0.91% 1.10% 1.10% 1.19 % RECONCILIATION OF NON-GAAP MEASURES Meridian believes that non-GAAP measures are meaningful because they reflect adjustments commonly made by management, investors, regulators and analysts. The non-GAAP disclosure have limitations as an analytical tool, should not be viewed as a substitute for performance and financial condition measures determined in accordance with GAAP, and should not be considered in isolation or as a substitute for analysis of Meridian’s results as reported under GAAP, nor is it necessarily comparable to non-GAAP performance measures that may be presented by other companies. Pre-Provision Net Revenue Reconciliation Three Months Ended (Dollars in thousands, except per share data) March 31, 2025 December 31, 2024 March 31, 2024 Income before income tax expense $ 3,145 $ 7,595 $ 3,553 Provision for credit losses 5,212 3,572 2,866 Pre-provision net revenue $ 8,357 $ 11,167 $ 6,419 Bank $ 8,860 $ 8,205 $ 6,406 Wealth 726 571 478 Mortgage (1,229) 2,391 (465) Pre-provision net revenue $ 8,357 $ 11,167 $ 6,419

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 25Meridian Corporation (dollars in thousands) March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 Tangible common equity ratio - Consolidated: Total stockholders' equity (GAAP) $ 173,266 $ 171,522 $ 167,450 $ 162,382 $ 159,936 Less: Goodwill and intangible assets (3,615) (3,666) (3,717) (3,768) (3,819) Tangible common equity (non-GAAP) $ 169,651 $ 167,856 $ 163,733 $ 158,614 $ 156,117 Total assets (GAAP) $ 2,528,586 $ 2,385,867 $ 2,387,721 $ 2,351,584 $ 2,292,923 Less: Goodwill and intangible assets (3,615) (3,666) (3,717) (3,768) (3,819) Tangible assets (non-GAAP) $ 2,524,971 $ 2,382,201 $ 2,384,004 $ 2,347,816 $ 2,289,104 Tangible common equity ratio (non-GAAP) 6.72% 7.05% 6.87% 6.76% 6.82 % Tangible common equity ratio - Bank: Total stockholders' equity (GAAP) $ 220,768 $ 219,119 $ 217,028 $ 211,308 $ 208,319 Less: Goodwill and intangible assets (3,615) (3,666) (3,717) (3,768) (3,819) Tangible common equity (non-GAAP) $ 217,153 $ 215,453 $ 213,311 $ 207,540 $ 204,500 Total assets (GAAP) $ 2,525,029 $ 2,382,014 $ 2,385,994 $ 2,349,600 $ 2,292,894 Less: Goodwill and intangible assets (3,615) (3,666) (3,717) (3,768) (3,819) Tangible assets (non-GAAP) $ 2,521,414 $ 2,378,348 $ 2,382,277 $ 2,345,832 $ 2,289,075 Tangible common equity ratio (non-GAAP) 8.61% 9.06% 8.95% 8.85% 8.93 % RECONCILIATION OF NON-GAAP MEASURES